EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of PharmaCyte Biotech, Inc. and its subsidiaries (“Company”) on Form 10-Q for the period ended January 31, 2019 as filed with the United States Securities and Exchange Commission (“Commission”) on the date hereof (“Report”), the undersigned, Kenneth L. Waggoner, the Chief Executive Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1) The Report fully complies with the requirements of Section 13 or 15d of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

Dated: March 14, 2019	By:	/s/ Kenneth L. Waggoner
Name: Kenneth L. Waggoner
Title: Chief Executive Officer (Principal Executive Officer)

This exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as provided by applicable rules of the Commission.